UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2008

033-91432
(Commission File Number)

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	02-0401674
(State of Incorporation)	(IRS Employer
Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of registrant’s principal executive office)

(541) 683-2892
(Registrant’s telephone number)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 20, 2008, New World Brands, Inc. (the “Company”) issued a press release announcing that that the Company, through its TELES USA division, has signed an agreement with World Communications Group Services, Ltd. (“WCGS”) for a TELES.MGC Class 4 softswitch to be installed later this month for operation by WCGS. A copy of the Company’s  press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.      Description

99.1       Press Release, dated March 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NEW WORLD BRANDS, INC.

                    By: /s/ M. David Kamrat
                        Name: M. David Kamrat
                        Title:   Chairman and Chief Executive Officer

Date:   March 26, 2008